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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  January 24, 2001


                                  STROUDS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                        0-24904                   95-4107241
--------------------   ---------------------------------   ------------------
 (State or other             (Commission File Number)       (I.R.S. Employer
  jurisdiction of                                            Identification
  Incorporation)                                                 Number)

          780 SOUTH NOGALES STREET, CITY OF INDUSTRY, CALIFORNIA 91748
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              (Address of principal executive offices) (Zip Code)

                                 (626) 912-2866
           -----------------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
                -------------------------------------------------
          (former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

                  On January 5, 2001, Strouds, Inc. (the "Company") entered into an Employment Agreement (the "Employment Agreement") with Thomas S. Paccioretti. Pursuant to the terms of the Employment Agreement, Mr. Paccioretti shall serve as the Company's President and Chief Executive Officer from December 1, 2000 until April 1, 2001, unless earlier terminated as provided in the Employment Agreement; provided, however, that the Company, at its election, shall have the option to extend the term of Mr. Paccioretti's employment for a single thirty
(30) or sixty (60) day period by delivery of advance written notice to Mr. Paccioretti by no later than March 16, 2001. The Company has submitted the Employment Agreement to the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court") for approval. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement. A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

                  Exhibit 99.1, the monthly operating report of the Company for the month of November, 2000, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c) EXHIBITS: The following exhibits are filed as part of this Report:
             --------

             10.1 Employment Agreement dated as of January 5, 2001 between Thomas S. Paccioretti and Strouds, Inc.

             99.1 Monthly Operating Report of Strouds, Inc. for the month of November, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 24, 2001

                                            STROUDS, INC.


                                            By:  /s/ Thomas S. Paccioretti
                                                 -------------------------
                                                 Thomas S. Paccioretti
                                                 President and
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX

      EXHIBIT

       10.1 Employment Agreement dated as of January 5, 2001 between Thomas S. Paccioretti and Strouds, Inc.

       99.1 Monthly Operating Report of Strouds, Inc. for the month of November, 2000.